Innovator Matrix Income® Fund
(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information
each dated April 30, 2014

Effective October 2, 2014, the references to the address of the Fund’s investment adviser, Innovator Management LLC (the “Adviser”), in the Prospectus and Statement of Additional Information are replaced with the following new address:

Innovator Management LLC, 325 Chestnut Street, Suite 512, Philadelphia, PA 19106

The following information is inserted after the “Supplemental Performance Information” section of the Prospectus:

“Manager of Managers Structure
The Fund and the Adviser have submitted an application to the U.S. Securities and Exchange Commission (SEC) seeking an order to operate under a manager of managers structure that will permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser will have ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board their hiring, termination, or replacement. If the relief is granted, the SEC order will not apply to any sub-adviser that is affiliated with the Fund or the Adviser.  The Fund’s shareholders have approved the Manager of Mangers Structure.

The Manager of Managers Structure will enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure will not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.”

The following information is inserted after the “Shareholder Information – Dealer Compensation” section of the Prospectus:

“The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds.  These payments are often referred to as “revenue sharing payments.”  The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.  Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Fund’s) and may be in addition to any Rule 12b-1 payments that are paid.  Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payment is determined by the Adviser.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and any sub-adviser to the Fund are prohibited from considering a broker-dealer’s sale of the Fund’s shares in selecting such broker-dealer for the execution of the Fund’s portfolio transactions, except as may be specifically permitted by law. Sale of Fund shares is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.”

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Please keep this supplement for future reference.

This supplement is dated October 2, 2014.